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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 20, 1998
                                (April 20, 1998)



                                 SHONEY'S, INC.
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             (Exact name of registrant as specified in its charter)


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

                   Tennessee                                              0-4377                         62-0799798
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(State or other jurisdiction of incorporation)                   (Commission File Number)             (I.R.S. Employer
                                                                                                      Identification No.)


                  1727 Elm Hill Pike
                  Nashville, Tennessee                                                             37210
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        (Address of principal executive offices)                                                 (Zip Code)

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       Registrant's telephone number, including area code: (615) 391-5201




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          (Former name or former address, if changed since last report)




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Item 5.   Other Events
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         Effective April 20, 1998, Shoney's, Inc. (the "Company") and Harris
Trust and Savings Bank, as Rights Agent, amended the Company's Amended and Restated Rights Agreement to increase the beneficial ownership required to qualify as an Acquiring Person from 10% to 20% or more of the outstanding shares of the Company's Common Stock and to exclude from the definition of the Acquiring Person the Company, any wholly-owned Subsidiary of the Company and any employee stock ownership or other employee benefit plan of the Company or any wholly-owned Subsidiary of the Company.


Item 7.   Financial Statements and Exhibits
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          (c)   Exhibits:


      99. Press release dated April 20, 1998 regarding Amendment No. 3 to the Amended and Restated Rights Agreement between Shoney's, Inc. and Harris Trust and Savings Bank, as Rights Agent



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SHONEY'S, INC.


Date: April 20, 1998                        By: /s/ F.E. McDaniel, Jr.
                                                -------------------------------
                                                 F. E. McDaniel, Jr.
                                                 Chief Administrative Officer,
                                                 Secretary and General Counsel




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                                  EXHIBIT INDEX

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      NO.                             EXHIBIT
   ------------  ---------------------------------------------------
      99.        Press release dated April 20, 1998 regarding
                 Amendment No. 3 to the Amended and Restated
                 Rights Agreement between Shoney's, Inc. and
                 Harris Trust and Savings Bank, as Rights Agent



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